Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 1, 2010, Central Illinois Public Service Company (“CIPS”), Central Illinois Light Company (“CILCO”) and Illinois Power Company (“IP”) completed the previously announced merger whereby CILCO and IP merged with and into CIPS, with CIPS as the surviving entity (the “Merger”), pursuant to the terms of the agreement and plan of merger (the “Agreement”), dated as of April 13, 2010, among CIPS, CILCO and IP. Upon consummation of the Merger, CIPS’ name was changed to “Ameren Illinois Company” (“Ameren Illinois”) and the separate legal existence of CILCO and IP terminated. Prior to the Merger, each of CIPS, CILCO and IP was a registrant subsidiary of Ameren Corporation (“Ameren”). Immediately following the Merger, Ameren Illinois distributed all of its shares of AmerenEnergy Resources Generating Company (“AERG”) common stock to Ameren (sometimes referred to as the “AERG distribution”) with the subsequent contribution by Ameren of AERG stock to Ameren Energy Resources Company.

The following unaudited pro forma condensed combined balance sheet and statements of income presented below are based on the historical financial statements of CIPS, CILCO and IP after giving effect to the Merger of CILCO and IP with and into CIPS and the AERG distribution. The Merger and the AERG distribution represent transactions between entities under common control. In accordance with authoritative accounting guidance, assets and liabilities transferred between entities under common control are accounted for at the historical cost basis of the common parent. The unaudited pro forma condensed combined balance sheet as of June 30, 2010, gives effect to the Merger and the AERG distribution as if these events had occurred on June 30, 2010. The unaudited pro forma condensed combined statements of income for each of the years ended December 31, 2009, 2008, and 2007, and for the interim periods for the six months ended June 30, 2010, and 2009, give effect to the Merger and the AERG distribution as if these events had occurred on January 1, 2007. The unaudited pro forma condensed combined balance sheet and statements of income are for illustrative purposes only. They should not be considered indicative of actual results that would have been achieved had the Merger and the AERG distribution actually been consummated on the dates indicated and do not purport to be indicative of results of operations as of any future date or for any future period.

The unaudited pro forma condensed combined balance sheet and statements of income reflect the following actions that occurred prior to the effective time of the Merger: (i) Ameren contributed to the capital of IP, without the payment of any consideration, all of the IP preferred stock owned by Ameren; (ii) CILCO redeemed all of its outstanding preferred stock; and (iii) CIPS redeemed all of its 7.61% first mortgage bonds. Each series of outstanding debt of CIPS, CILCO and IP, except as described above, remains outstanding and governed by the indenture under which it was originally issued, except that Ameren Illinois has been substituted as the obligor under the indebtedness of CILCO and IP.

The unaudited pro forma condensed combined balance sheet and statements of income have been derived from and should be read in conjunction with:

•	CIPS’, CILCO’s, and IP’s historical unaudited financial statements and related notes as of and for the six months ended June 30, 2010 and 2009; and

•	CIPS’, CILCO’s, and IP’s historical audited financial statements and related notes as of and for the years ended December 31, 2009, 2008, and 2007.

AMEREN ILLINOIS COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2010

(In millions)

				Pro Forma
				Capital Structure Adjustments (a)	Push Down Effects of Purchase Accounting		Elimination of Intercompany Balances		Distribution of AERG (g)	Ameren Illinois Company, Post-Distribution
	Historical
	CIPS	IP	CILCO
ASSETS
Current Assets:
Cash and cash equivalents	$113	$142	$128	$(62)	$—		$—		$—	$321
Accounts receivable, net	62	174	95	—	—		(14	) (f)	(53)	264
Other current assets	195	330	183	—	—		—		(51)	657

Total current assets	370	646	406	(62)	—		(14)		(104)	1,242

Property and Plant, Net	1,255	2,478	1,771	—	(9	) (b)	—		(975)	4,520
Investments and Other Assets:
Goodwill	—	214	—	—	197	(c)	—		—	411
Regulatory assets	228	486	163	—	—		—		—	877
Other assets	109	68	29	—	—		—		(6)	200

Total investments and other assets	337	768	192	—	197		—		(6)	1,488

TOTAL ASSETS	$1,962	$3,892	$2,369	$(62)	$188		$(14)		$(1,085)	$7,250

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts and wages payable	$88	$168	$79	$—	$—		$(14	) (f)	$(18)	$303
Other current liabilities	316	284	371	—	—		—		(256)	715

Total current liabilities	404	452	450	—	—		(14)		(274)	1,018

Long-term Debt, Net	271	1,147	279	(40)	—		—		—	1,657
Other Deferred Credits and Other Liabilities	707	837	763	—	(3	) (d)	—		(237)	2,067
Stockholders’ Equity:
Common stock, no par value	—	—	—	—	—		—		—	—
Other paid-in capital	257	1,349	480	33	173	(b)(c)(d)(e)	—		(310)	1,982
Preferred stock not subject to mandatory redemption	50	46	19	(53)	—		—		—	62
Retained earnings	273	58	376	(2)	—		—		(262)	443
Accumulated other comprehensive income	—	3	2	—	18	(e)	—		(2)	21

Total stockholders’ equity	580	1,456	877	(22)	191		—		(574)	2,508

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,962	$3,892	$2,369	$(62)	$188		$(14)		$(1,085)	$7,250

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

AMEREN ILLINOIS COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

(In millions)

				Pro Forma
				Capital Structure Adjustments (a)	Push Down of Effects of Purchase Accounting		Elimination of Intercompany Transactions		Distribution of AERG (e)	Other Adjustments		Ameren Illinois Company, Post-Distribution
	Historical
	CIPS	IP	CILCO
Operating Revenues:
Electric	$642	$992	$729	$—	$—		$(3	) (d)	$(427)	$1	(f)	$1,934
Gas	224	501	277	—	—		(1	) (d)	—	—		1,001
Other	3	11	76	—	—		(86	) (d)	—	—		4

Total operating revenues	869	1,504	1,082	—	—		(90)		(427)	1		2,939

Operating Expenses:
Fuel and purchased power	372	509	284	—	—		(1	) (d)	(116)	—		1,048
Gas purchased for resale	143	310	189	—	—		—		—	—		642
Other operations and maintenance	181	275	260	—	(6	) (b)	(89	) (d)	(76)	1	(f)	546
Depreciation and amortization	68	116	70	—	—		—		(38)	—		216
Taxes other than income taxes	37	64	27	—	—		—		(3)	—		125

Total operating expenses	801	1,274	830	—	(6)		(90)		(233)	1		2,577

Operating Income	68	230	252	—	6		—		(194)	—		362

Other Income (Expenses)	6	—	(4)	—	—		—		—	—		2
Interest Charges	29	98	41	(3)	—		—		(16)	—		149

Income Before Income Taxes	45	132	207	3	6		—		(178)	—		215
Income Taxes	16	53	72	1	2	(c)	—		(64)	—		80

Income from Continuing Operations	29	79	135	2	4		—		(114)	—		135
Preferred Stock Dividends	3	2	1	(3)	—		—		—	—		3

Income from Continuing Operations Available to Common Stockholder	$26	$77	$134	$5	$4		$—		$(114)	$—		$132

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

AMEREN ILLINOIS COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2008

(In millions)

				Pro Forma
				Capital Structure Adjustments (a)	Push Down of Effects of Purchase Accounting		Elimination of Intercompany Transactions		Distribution of AERG (e)	Other Adjustments		Ameren Illinois Company, Post-Distribution
	Historical
	CIPS	IP	CILCO
Operating Revenues:
Electric	$720	$1,071	$771	$—	$—		$(1	) (d)	$(342)	$3	(f)	$2,222
Gas	259	620	375	—	—		—		—	1	(f)	1,255
Other	3	5	1	—	—		(8	) (d)	—	—		1

Total operating revenues	982	1,696	1,147	—	—		(9)		(342)	4		3,478

Operating Expenses:
Fuel and purchased power	461	654	412	—	—		—		(123)	1	(f)	1,405
Gas purchased for resale	179	452	284	—	—		(1	) (d)	—	—		914
Other operations and maintenance	196	318	217	—	(4	) (b)	(7	) (d)	(99)	2	(f)	623
Depreciation and amortization	67	102	77	—	—		—		(27)	—		219
Taxes other than income taxes	37	67	25	—	—		—		(3)	—		126

Total operating expenses	940	1,593	1,015	—	(4)		(8)		(252)	3		3,287

Operating Income	42	103	132	—	4		(1)		(90)	1		191

Other Income (Expenses)	8	6	(3)	—	—		1	(d)	—	(1	) (f)	11
Interest Charges	30	99	21	(3)	—		—		(5)	—		142

Income Before Income Taxes	20	10	108	3	4		—		(85)	—		60
Income Taxes	5	5	39	1	2	(c)	—		(33)	—		19

Income from Continuing Operations	15	5	69	2	2		—		(52)	—		41
Preferred Stock Dividends	3	2	1	(3)	—		—		—	—		3

Income from Continuing Operations Available to Common Stockholder	$12	$3	$68	$5	$2		$—		$(52)	$—		$38

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

AMEREN ILLINOIS COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

(In millions)

				Pro Forma
				Capital Structure Adjustments (a)	Push Down of Effects of Purchase Accounting		Elimination of Intercompany Transactions		Distribution of AERG (e)	Other Adjustments		Ameren Illinois Company, Post- Distribution
	Historical
	CIPS	IP	CILCO
Operating Revenues:
Electric	$772	$1,104	$681	$—	$—		$(1	) (d)	$(283)	$3	(f)	$2,276
Gas	230	540	329	—	—		—		—	2	(f)	1,101
Other	3	2	1	—	—		(3	) (d)	—	—		3

Total operating revenues	1,005	1,646	1,011	—	—		(4)		(283)	5		3,380

Operating Expenses:
Fuel and purchased power	527	714	351	—	—		1	(d)	(78)	2	(f)	1,517
Gas purchased for resale	157	390	237	—	—		—		—	—		784
Other operations and maintenance	172	271	184	—	(4	) (b)	(4	) (d)	(74)	2	(f)	547
Depreciation and amortization	66	96	73	—	—		—		(18)	—		217
Taxes other than income taxes	34	66	23	—	—		—		(3)	—		120

Total operating expenses	956	1,537	868	—	(4)		(3)		(173)	4		3,185

Operating Income	49	109	143	—	4		(1)		(110)	1		195

Other Income (Expenses)	14	9	(1)	—	—		1	(d)	(2)	(1	) (f)	20
Interest Charges	37	77	27	(3)	—		—		(8)	—		130

Income Before Income Taxes	26	41	115	3	4		—		(104)	—		85
Income Taxes	9	15	39	1	2	(c)	—		(39)	—		27

Income from Continuing Operations	17	26	76	2	2		—		(65)	—		58
Preferred Stock Dividends	3	2	2	(2)	—		—		—	—		5

Income from Continuing Operations Available to Common Stockholder	$14	$24	$74	$4	$2		$—		$(65)	$—		$53

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

AMEREN ILLINOIS COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(In millions)

				Pro Forma
				Capital Structure Adjustments (a)	Push Down of Effects of Purchase Accounting		Elimination of Intercompany Transactions		Distribution of AERG (e)	Ameren Illinois Company, Post-Distribution
	Historical
	CIPS	IP	CILCO
Operating Revenues:
Electric	$321	$501	$319	$—	$—		$(2	) (d)	$(176)	$963
Gas	123	278	148	—	—		(1	) (d)	—	548
Other	1	4	40	—	—		(44	) (d)	—	1

Total operating revenues	445	783	507	—	—		(47)		(176)	1,512

Operating Expenses:
Fuel and purchased power	174	244	155	—	—		—		(77)	496
Gas purchased for resale	79	176	104	—	—		—		—	359
Other operations and maintenance	87	146	126	—	(3	) (b)	(47	) (d)	(35)	274
Depreciation and amortization	34	57	36	—	—		—		(20)	107
Taxes other than income taxes	19	34	15	—	—		—		(2)	66

Total operating expenses	393	657	436	—	(3)		(47)		(134)	1,302

Operating Income	52	126	71	—	3		—		(42)	210

Other Income (Expenses)	1	(1)	1	—	—		—		(1)	—
Interest Charges	14	45	23	(2)	—		—		(10)	70

Income Before Income Taxes	39	80	49	2	3		—		(33)	140
Income Taxes	16	32	18	1	1	(c)	—		(12)	56

Income from Continuing Operations	23	48	31	1	2		—		(21)	84
Preferred Stock Dividends	1	1	—	(1)	—		—		—	1

Income from Continuing Operations Available to Common Stockholder	$22	$47	$31	$2	$2		$—		$(21)	$83

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

AMEREN ILLINOIS COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2009

(In millions)

				Pro Forma
				Capital Structure Adjustments (a)	Push Down of Effects of Purchase Accounting		Elimination of Intercompany Transactions		Distribution of AERG (e)	Other Adjustments		Ameren Illinois Company, Post-Distribution
	Historical
	CIPS	IP	CILCO
Operating Revenues:
Electric	$328	$499	$348	$—	$—		$(2	) (d)	$(196)	$1	(f)	$978
Gas	131	290	157	—	—		—		—	—		578
Other	2	8	38	—	—		(44	) (d)	—	—		4

Total operating revenues	461	797	543	—	—		(46)		(196)	1		1,560

Operating Expenses:
Fuel and purchased power	200	275	133	—	—		—		(46)	—		562
Gas purchased for resale	89	191	115	—	—		—		—	—		395
Other operations and maintenance	98	144	129	—	(2	) (b)	(46	) (d)	(36)	1	(f)	288
Depreciation and amortization	34	57	34	—	—		—		(18)	—		107
Taxes other than income taxes	18	34	14	—	—		—		(2)	—		64

Total operating expenses	439	701	425	—	(2)		(46)		(102)	1		1,416

Operating Income	22	96	118	—	2		—		(94)	—		144

Other Income (Expenses)	4	1	(3)	—	—		—		—	—		2
Interest Charges	14	52	15	(2)	—		—		(3)	—		76

Income Before Income Taxes	12	45	100	2	2		—		(91)	—		70
Income Taxes	4	18	36	1	1	(c)	—		(35)	—		25

Income from Continuing Operations	8	27	64	1	1		—		(56)	—		45
Preferred Stock Dividends	1	1	—	(1)	—		—		—	—		1

Income from Continuing Operations Available to Common Stockholder	$7	$26	$64	$2	$1		$—		$(56)	$—		$44

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

AMEREN ILLINOIS COMPANY

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1—Basis of Presentation

On October 1, 2010, CILCO and IP were merged with and into CIPS as part of a corporate reorganization of Ameren. Upon consummation of the Merger, CIPS’ name was changed to Ameren Illinois. Immediately following the Merger, Ameren Illinois distributed all of its shares of AERG common stock to Ameren with the subsequent contribution by Ameren of AERG stock to Ameren Energy Resources Company.

CIPS, CILCO and IP, all wholly owned (as to common stock) subsidiaries of Ameren, were entities under common control. Authoritative accounting guidance requires that transactions between entities under common control be valued and recorded at the historical cost basis of the parent. Accordingly, the financial statements of the receiving entity, CIPS, will reflect the transferred assets and liabilities of CILCO and IP at the historical cost basis of the common parent, Ameren.

Ameren’s historical cost basis in CILCO included purchase accounting-related adjustments in connection with Ameren’s acquisition of all of the outstanding common stock of CILCORP Inc. (“CILCORP”) in 2003. Such purchase accounting-related adjustments were components of Ameren’s basis in CILCO. As such, purchase accounting adjustments relating to CILCO’s rate-regulated electric and gas transmission and distribution businesses, recorded at Ameren, were pushed down to the financial statements of Ameren Illinois.

The AERG distribution was accounted for as a spin-off. Ameren Illinois transferred AERG to Ameren by distributing shares of AERG common stock to Ameren based on AERG’s carrying value. Subsequent to the AERG distribution, all AERG-related activity will be presented as discontinued operations in the Ameren Illinois financial statements.

Note 2—Pro Forma Adjustments

Balance Sheet

The following adjustments in the unaudited pro forma condensed combined balance sheet reflect the impact of events that are directly attributable to the Merger and the subsequent AERG distribution, assuming the Merger and the AERG distribution occurred on June 30, 2010:

(a)	Reflects the impact of the redemption of all of CILCO’s outstanding preferred stock, the contribution of Ameren-owned IP preferred stock without consideration, and CIPS’ redemption of its 7.61% first mortgage bonds prior to the Merger. Also, includes the payout estimate and other costs related to CIPS and IP preferred shareholders who exercised their dissenters’ rights.

(b)	Capitalized credit relating to retirement benefit costs for CILCORP’s rate-regulated utility businesses incurred from 2004 through 2006.

(c)	Goodwill originating from Ameren’s acquisition of CILCORP’s rate-regulated utility businesses in 2003.

(d)	Deferred income tax balances relating to purchase accounting adjustments originating from Ameren’s acquisition of CILCORP’s rate-regulated utility businesses in 2003.

(e)	Accumulated other comprehensive income adjustment, net of income tax, relating to retirement benefits originating from Ameren’s acquisition of CILCORP’s rate-regulated utility businesses in 2003.

(f)	Reflects the elimination of accounts receivable and accounts payable between CIPS, CILCO and IP.

(g)	This column reflects the removal of AERG’s net assets as a result of the AERG distribution that occurred immediately after the Merger.

Statements of Income

The following adjustments in the unaudited pro forma condensed combined statements of income for each of the years ended December 31, 2009, 2008, and 2007, and for the interim periods of the six months ended June 30, 2010, and 2009, reflect the impact of events that are directly attributable to the Merger and the AERG distribution assuming both occurred on January 1, 2007:

(a)	Reflects the impact of the redemption of all of CILCO’s outstanding preferred stock, the contribution of Ameren-owned IP preferred stock without consideration, and CIPS’ redemption of its 7.61% first mortgage bonds prior to the Merger.

(b)	Retirement benefit expense credit that originated from Ameren’s acquisition of CILCORP’s rate-regulated utility businesses in 2003.

(c)	The income tax impact of the retirement benefit expense credit.

(d)	Reflects the elimination of transactions between CIPS, CILCO and IP related to electricity, natural gas, shared services and other agreements.

(e)	This column reflects the removal of AERG’s results of operations as a result of the AERG distribution that occurred immediately after the Merger.

(f)	Reflects the reversal of the elimination of transactions between AERG and Ameren Illinois after the AERG distribution was complete. These eliminations were necessary when AERG was a subsidiary of Ameren Illinois but are not necessary after the AERG distribution.